Kemper Equity
Funds/Growth Style

Kemper Blue Chip Fund

Kemper Total Return Fund

Kemper Value+Growth Fund

Supplement to Prospectus Dated
February 1, 2001

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Effective June 11, 2001, Kemper Blue Chip Fund, Kemper Total Return Fund and
Kemper Value+Growth Fund are no longer available for purchase through this prospectus. For a copy of each such fund's current prospectus, please call 1-800-621-1048.









June 11, 2001